Exhibit 99.2
Power Secure
November 12, 2009

Forward Looking Statements Safe Harbor
All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company’s SEC filings, including but not limited to Form 10-K for fiscal year 2008 and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

Our Business and the Customers We Serve
Solutions
Grid
Smart and
Energy
$45MM
Electric Utility Partners
Commercial, Industrial, and Institutional Customers
$18MM
$18MM
Energy Services
Oil and Gas Producers
$18MM
Interactive Distributed Generation
Energy Efficiency
Utility Infrastructure
Energy Services
Chart shows revenues for the Last 12 Months (“LTM”) ended September 2009.

Our Track Record of Profitable Growth and Strong Execution
Revenue 5 Year CAGR = +36%
Dollars of Millions
$160 $140 $120 $100 $80 $60 $40 $20 $0
$29
$31
$44
$116
$111
$135
2003 2004 2005 2006 2007 2008
per ShareEarnings
$0.90 $0.80 $0.70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $0.00
E.P.S. 5 Year CAGR = +74%
$0.07 $0.04
$0.24
$0.63 $0.77 $0.71
“As Reported” (0.06)
2003 2004 2005 2006 2007 2008
2007 EPS excludes a $14.1 Million 2Q07 Restructuring Charge. EPS is from continuing operations. See Non-GAAP Financial Measure Discussion in Appendix. Note:

Our Strong Balance Sheet Positions Us Well for the Future
3Q09 Key Balance Sheet Figures 12 million 50 million, Zero Drawn 6 million 8.6 million $$ $$
(1)
Cash Revolving Credit Facility Capital Leases EBITDA (Trailing 12 Months)
See Non-GAAP Financial Measure Reconciliation in Appendix (1)

Interactive Distributed Generation: Smart Grid Efficiencies + Standby Power = ROI
Monitoring Grid and Peak Load Forecasting
PowerSecure Smart Grid Monitoring Center
Monitoring Utility Power
Monitoring Generating System
Dispatching Power
Monitoring On-Site Power
Interactive Distributed Generation® System
Electric Utility
Customer Site
24/7 Monitoring for Standby and Peak Shaving Proprietary Internet-based Monitoring, Dispatch, and Control No Interruption of Power =“No Pain” Solution (NexGear® Switchgear) Utility Tariff and Interconnect Experts

Our Systems Ran 4,000 Times in 1H09 to Deliver Peak Shaving Benefits for Utilities and their Customers
[Graphic Appears Here]
Price per kWhWholesale
Optimizing Cost During 200-250 Hours Annually of Highest Peak Demand
% of Time Price Level Exists
Peak Shaving Savings
Electricity Demand
SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com. PowerSecure data, utility demand curve for a winter day.
Source: Source: 1. Top Figure — Bottom Figure –-2.

… And they Ran 1,000 Times in 1H09 to Deliver Customers Backup Power

- **The Lack of Backup Power Costs the U.S. $80 Billion Annually**[(1)]
- **Less than 3% of U.S. Commercial and Industrial Power is "Backed Up"**[(2)]
  - Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity[(2)] (Out of the Total 1,000,000 Megawatts of U.S. Capacity)
- **Wind and Solar Installations Require Backup "Firming" Systems due to Weather-Dependencies**
  - *"… the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour…"* (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009)
- **Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid**
  - *"The main problems with electricity are the fragility, and… vulnerability, of the national grid… It is susceptible to extended outage from natural disaster or sabotage…"* (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008)

(1) Berkeley Lab Study, 2004
(2) EIA data, and PowerSecure estimates using EIA data

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Distributed Generation Business Model: “Customer-Owned” and “PowerSecure-Owned”
System Sale (Project-based) Model Customer-Owned Generation
PowerSecure Revenue Cost of Sales Gross Margin
PowerSecure Monitoring Revenue
Recurring Revenue Model PowerSecure-Owned Generation
PowerSecure Capital
PowerSecure Recurring Revenue
Cost of Sales Operating Margin

An Extension of our Core Competencies and Utility Relationships Utility Infrastructure:
Transmission & Distribution Maintenance and Construction Substation Products and Services Advanced Metering and Lighting Installations Storm Restoration Utility Engineering and Design Services Regulatory and Rate Design Consulting
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Utility Infrastructure: Business Progression and Growth

- **Our Utility Infrastructure Investment and Progression**
  - 2005 – Launched Utility Engineering Business (Hired Leading Utility Engineering Executive to Lead Engineering Team)
  - 2006 – Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers
  - 2007 – Launched Utility Services Business (Hired Leading Utility Transmission & Distribution Executive)
  - 2009 – 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews
- **Our Goal: $100 Million Business in 5 Years**
  - Industry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030[(1)] (Average of over $40 Billion/Year)
  - Capitalize on our "People Advantage"
  - Investing in "Technology Advantage" – Development of PowerSecure "SmartStation"

(1) The Brattle Group, November 2008 – "Transforming America's Power Industry – The Investment Challenge 2010-2030"

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Power Secure

Energy Efficiency: EfficientLights Extends our National Account Relationships
LED-Based Lighting Fixture –
EfficientLights for Grocery, Drug, and Convenience Store Refrigerated Cases ®
Replaces to Traditional Fluorescent Lighting Reduces Lighting Energy Use by 70% Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent) Reduces Stores’ Carbon Footprint/Eliminates Mercury- containing Fluorescent Lights
We have the best to $20MM
We are the Market Leader: quality light in the marketplace, and the strongest ROI 650% Growth Expected in 2009 — of Revenue The Market Approaches $1 Billion (Retrofit of Grocery, Drug, and Convenience Stores)
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EfficientLights: Business Progression and Growth

- Our EfficientLights Investment and Progression
  - 4Q07: Identified EfficientLights Technology and Made Investment - "GROUND ZERO"
  - 1Q08 and 2Q08: $400,000 of Revenue Each Quarter - "OUT OF THE GATE"
  - 3Q08 and 4Q08: $900,000 Each Quarter - Pilots Developed into "REGULAR BUYING"
  - 1Q09: $2.2 Million of Revenue
  - 2Q09: $4.6 Million of Revenue
  - 3Q09: $8.3 Million of Revenue
- Our Goal: Maximize Customer Penetration and Adoption over Next 2-3 Years
  - Capitalize on our Lighting Quality and ROI Advantages
  - Continue to Improve EfficientLights Technology
- Next: Newly Developed EfficientLights Street Light (2010)
  - 30+ Million Streetlights in the U.S.
  - $25-$50 Billion Opportunity

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PowerSecure

Our Growth and Diversification Strategies are Succeeding Revenue From Customers Other Than Publix
Dollars of Millions
Revenue of Total Percent
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...As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers
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POWR (919) 556 3056 Questions? NSADAQ: www.PowerSecure.com
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Appendix (Non-GAAP Measures)
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Non-GAAP Reconciliation: Income and EPS Income from Continuing Operations and E.P.S. from Continuing Operations Twelve Months ended December 31, 2003 December 31, 2007 ($000's except per share data) Income Diluted from E_P.5_ from Continuing Continuing Operations Operations Income fr orn Continuing Operations Diluted E.P.S. from Continuing Operations As Reported GAAP Measure Add Back: 2Q07 Restructuring Charge (1) 10,735 0.G3 (999; 14,139 (0.06) 0.83 "Adjusted" non-GAAP Measure 10,735 0.G3 13,140 0_77 2000 us. 2007 -- "As Reported" % Variance Q 69 1150% 2008 vs. 2D07 -- "Adjusted" % Variance (ai4) -IS': Weighted Average Diluted Shares - GAAP (2) Weighted Average Diluted Shares - Adjusted (2) 17r021 16,045 17,102 Net income and E,P,S, Twelve Months ended December 31, 2003 December 31, 2007 ($DQ0's except per share data) Net Diluted Income E.P.S. Net Income Diluted E.P.S. As Reported GAAP Measure Add Back: 2Q07 Restructuring Charge (1) 10,653 0.63 (1,603) 14,139 (0.10) 0.33 "Adjusted" non-GAAP Measure 10,653 0.63 12,531 0.73 2003 vs. 2007 -- "As Reported" % Variance D 73 730% 2003 vs. 2007 -- "Adjusted" % Variance (0.10) Weighted Average Diluted Shares - GAAP (2) Weighted Average Diluted Shares - Adjusted (2) 17r021 16,045 17,102 (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's net operating loss carryforwards. (2) Weighted Average Diluted Shares utilizesthe BasicShare figure inthe "As Reported" calculation due to the Company's net loss position for 2007. The non-GAAP measure util izes the Diluted Share figure due to the resulting positive net income after the adjustment. Note: Totals may not add due to rounding. I ^^^H L3804122
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EBITDA Non-GAAP Reconciliation:
Last 12 Months Ended 2Q09 2,132 2,265 612 592 (183) 154 3,002 8,575
As Reported & Amortization Ops, Minority Int, Disposal of PP&E, Stock Comp
Expense
in 000’s) $ Net Income – Depreciation Income Taxes Net of Credits Interest Interest Income Less: Equity Income net of Distributions Loss on Discont EBITDA(
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or that this quarter of also used by this may not be The Company also believes Management believes Management believes that This non-GAAP measures should only be considered as Non GAAP Measures References by the Company to “Adjusted E.P.S.”, and the other “Adjusted” non-GAAP measures of income or loss from continuing They refer to the Company’s GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company’s core in different fiscal periods, and also correspond more closely to investors and analyst’s estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. “Adjusted E.P.S.”, and the other “Adjusted” non- GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company’s second fiscal 2007. Company’s operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company’s operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other “Adjusted” non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are management to assist it in planning and forecasting future operations and making future operating decisions. operating performance and results and allowing investors to more easily compare the Company’s financial performance on an operating basis prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. EBITDA measure offers a useful tool to measure and monitor the Company’s operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company’s core operations. measure provides meaningful information to investors by enhancing their understanding of the Company’s core operating performance and results, and it is also utilized by the Company’s lenders in their assessment of the Company’s performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company directly comparable to similarly defined measures as reported by other companies. supplements to, and not as substitutes for or in isolation from, other measures of financial information 20